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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K
                                Current Report


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) July 27, 1998


                          SOUTHWEST GAS CORPORATION
            (Exact name of registrant as specified in its charter)


            California                  1-7850            88-0085720
  (State or other jurisdiction of    (Commission       (I.R.S. Employer
  incorporation or organization)     File Number)     Identification No.)

     5241 Spring Mountain Road
       Post Office Box 98510
         Las Vegas, Nevada                              89193-8510
(Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (702) 876-7237




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ITEM 5.      OTHER EVENTS

On July 27, 1998, Southwest Gas Corporation (the Company) released summary financial information to the general public, including the investment community, regarding the Company's operating performance and financial position for the quarter ended June 30, 1998. The financial information released is included herein. This information is summary in nature and should not be considered complete financial statements.

ITEM 7.      EXHIBITS

99           Financial Analyst Report -- Second Quarter 1998



                            SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SOUTHWEST GAS CORPORATION



Date: July 27, 1998                  /s/ EDWARD A. JANOV
                                -----------------------------
                                       Edward A. Janov
                                Vice President/Controller and
                                 Chief Accounting Officer